Exhibit 10.47
                           BEAR RIVER ZEOLITE COMPANY
                                ROYALTY AGREEMENT
                                  MAY 29, 2002

1. Bear River Zeolite Company ("BRZ") agrees to pay George Desborough and Nick Raymond a royalty on zeolite sales from the BRZ mine, located in Franklin County, Idaho, including the zeolite mined from Webster leased lands and adjacent to BLM claims, according to the following schedule, in an aggregate amount FOB Preston plant of zeolite sales:



Sales Price Preston                   Percentage
--------------------            -------------------
0 - $40 per ton . .                1% (one percent)
40 - $75 per ton. .                1% (one and one-half percent)
75 - $100 per ton .                2% (two percent)
100 -  per ton. . .                3% (three percent)

2.     Royalties  will  be  paid  quarterly.

3. This constitutes the entire agreement between the parties; and all prior agreements and understandings are merged herein.

4. This Agreement is not modifiable except by a signed writing and may not be amended or changed by waiver, estoppel or a course of conduct.

5. There are no statements, representations or information relied on by the parties beyond the face of this Agreement.

6. The terms of this Agreement are accepted by the undersigned and supersedes all prior agreements and understandings of any kind.


                                    BEAR  RIVER  ZEOLITE  COMPANY



                                    By:/s/ John C. Lawrence
                                       --------------------
                                        John  C.  Lawrence
                                        President

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

                                        GEORGE  DESBUROUGH

                                    By:/s/ George Desburough
                                      ----------------------
                                        George  Desburough



                                        NICK  RAYMOND


                                    By:/s/ Nick Raymond
                                     -------------------
                                        Nick  Raymond


ATTEST:


/s/ Michael Fleursch
--------------------
Michael  Fleursch

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